Exhibit 99.1

R&D and Portfolio Review February 9, 2022

2 February 2022 Forward - looking statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 19 95 relating to business, operations, and financial conditions of Aptinyx, including, but not limited to, Aptinyx’s belief in the po tential benefit and profile of its product candidates, plans for preclinical and clinical development of Aptinyx’s product candidates, the ti min g and reporting of results from preclinical and clinical studies, the ability to replicate or apply results achieved in preclinical st udies, the timing and outcome of discussions with FDA and other regulatory agencies, expectations regarding Aptinyx's uses and sufficiency of c api tal, including the operational runway of its current cash balance, the size and growth potential of the markets for our product ca ndi dates and our ability to serve those markets, and the impact of the COVID - 19 pandemic on Aptinyx’s business and ongoing and planned precli nical and clinical studies. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would ,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although Aptinyx believes the expectations refl ected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will b e realized. Actual results could differ materially from those projected in Aptinyx’s forward-looking statements due to numerous k nown and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualifie d in their entirety by this cautionary statement. Aptinyx undertakes no obligation to revise or update this presentation to reflect even ts or circumstances after the date hereof.

February 2022 3 Discovering and developing innovative therapies for disorders of the central nervous system Science - driven, leading NMDA receptor platform Focused on indications of major unmet need Striving to improve the lives of patients

Agenda February 2022 Andy Kidd, M.D. President & Chief Executive Officer 4 Company overview NMDA receptor positive allosteric modulation A novel mechanistic approach to treating CNS disorders Harald Murck, M.D., Ph.D. Vice President, Clinical & Medical Affairs Clinician’s perspective Treating painful DPN and fibromyalgia Richard Rauck, M.D. Board - certified physician ( pain medicine) , Carolinas Pain Institute Medical Director and CEO, Center for Clinical Research NYX - 2925 NMDA receptor positive allosteric modulator in Phase 2b development for painful DPN and fibromyalgia Andy Kidd, M.D. Closing thoughts / Q&A Aptinyx management team & Dr. Richard Rauck NYX - 783 & NYX - 458 NMDA receptor positive allosteric modulators in Phase 2 development for PTSD and cognitive impairment Harald Murck, M.D., Ph.D.

February 2022 5 Learning, memory, executive function, and the cognitive control of pain and emotion are directly regulated by NMDAr function in key brain regions NMDA receptor hypofunction in certain brain regions is implicated in a range of neurological and neuropsychiatric disorders Prefrontal Cortex Hippocampus Striatum CHRONIC PAIN COGNITIVE IMPAIRMENT PTSD

PROGRAM INDICATION 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 NYX - 2925 Painful DPN Fibromyalgia NYX - 783 NYX - 458 Cognitive Impairment in PD & DLB Phase 2b Readout Pipeline primed for late - stage development with five ongoing Phase 2 studies across indications of high unmet need 6 Phase 2b Readout Fast track designation by FDA Phase 2b 50mg Readout Phase 2b 150mg Readout Phase 3 Study Initiation Phase 3 Study Initiation Phase 2b 150mg Study Initiation February 2022 PTSD Phase 2 Readout Phase 2b Study Initiation

Painful DPN	Fibromyalgia	PTSD	Cognitive Impairment Parkinson's Disease & DLB
~8.5M people (U.S.)	8M+ people (U.S.)	~15M people (U.S.)	~1.4M people (U.S.)

7 February 2022
Frontiers in Neuroscience (2021) | National Fibromyalgia Association| Amer. College of Rheumatology | U.S. Dept. of Veteran's Affairs: National Center for PTSD | Lewy Body Dementia Association

February 2022 8 Novel treatments for painful DPN and fibromyalgia each represent blockbuster commercial opportunities due to volume and unmet need $7.5B+ Combined U.S. peak annual sales for pregabalin (Lyrica) and duloxetine (Cymbalta) prior to genericization 50M+ U.S. patient population across painful DPN, fibromyalgia, and potential related follow - on indications in pain Not subject to significant industry pricing concerns Urgent need for well - tolerated, non - addictive pain treatments High rate of discontinuation among approved therapies CDC 2016 National Health Interview Survey

… 74% 61% 50% 36% 67% 53% 39% 28% 64% 51% 36% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 30 days 90 days 180 days 365 days Duloxetine Gabapentin Pregabalin High rate of discontinuation among first line therapies in patients being treated for painful DPN discontinue treatment after 1 year ~ 70 % of patients – Significant tolerability issues (dizziness, drowsiness, blurred vision, somnolence, trouble focusing) – Lack of broad - based, sustained efficacy – Majority do not switch after discontinuing – Often incomplete pain relief, even for those continuing with therapy – Potential for a buse liability Percent of DPN Patients Continuing Treatment Over 1 Year Pain Medicine (2015 – American Academy of Pain Medicine) February 2022 9

February 2022 10 The abuse potential associated with commonly used therapies is a critical issue in pain management and will differentiate future therapies Long considered safe and non - addictive, gabapentin is increasingly showing up in the bodies of people who overdose on heroin and prescription opioids. Researchers are now finding that the alternative painkiller has become a drug of abuse. Chronic pain is a huge problem nationwide. It’s time for fresh approaches.

February 2022 11 NMDA receptor positive allosteric modulation Novel discovery platform and approach to treating disorders of the central nervous system

February 2022 Unlike other NMDAr mechanisms, Aptinyx compounds are designed to target NMDAr hypofunction to retore normal CNS activity 12 ANTAGONIST AGONISTS Excitotoxicity (Broad - based activity) Normal Balance (Targeted activity) Disassociation & Abuse Risk (Broad - based activity) APTINYX PAM Glutamate Calcium NYX DC’s NMDA receptor KEY

13 Activation of NMDA receptors results in balance to calcium influx and enhances synaptic plasticity NYX H ypoactivity Increased neural firing February 2022 1 2 4 3 NMDAr hypofunction from glutamatergic dysregulation NYX binds to NMDAr and facilitates Ca ++ influx Ca ++ influx leads to new NMDAr and AMPAr formation Synapse connection strengthened through LTP Glutamate Calcium Glycine NYX DC’s NMDA receptor AMPA receptor KEY

February 2022 14 Centralization of pain processing in key brain regions is evident in patients with fibromyalgia and painful DPN Over time, the processing of peripheral pain shifts from… Sensory brain regions Time Centralized Processing (Chronic Pain ) Peripheral Processing (Acute Pain) Emotional, learning, and memory brain regions

NYX-2925 targets aberrant centralized pain processing resulting from NMDA receptor hypofunction in the PFC

HYPOACTIVE REGIONS REGULATE COGNITIVE CONTROL OF PAIN AND EMOTION



Attentional Control
Somatosensory
PFC
ACC
Thalamus
Insula
AG
Hypoactive regions
Hyperactive regions

GLUTAMATERGIC DYSREGULATION AND PFC HYPOFUNCTION

- The prefrontal cortex (PFC) plays a critical role in regulating the emotional and cognitive aspects of centralized pain processing
- Centralized pain can arise from altered brain circuitry caused by glutamatergic hypofunction in the PFC
- Modulation and normalization of NMDA receptors may lead to increased activity in the PFC and alleviate chronic, centralized pain
- Direct infusion of NYX-2925 in the mPFC (not intrathecal) is analgesic—demonstrating central, non-spinal mediated action

NYX-2925 demonstrates analgesic effects in a range of animal models, effect has shown to be localized in the PFC, and is NMDA receptor-dependent

15 | February 2022

APTINYX

NYX-2925 has demonstrated a favorable safety, tolerability, and PK profile, representing a significant potential differentiator

PRECLINICAL & CLINICAL SAFETY

- Rationally designed to bind to the NMDA receptor
- Targeted activity at hypofunctioning receptor / regions
- No off-target effects shown in 80-receptor Cerep panel
- Chronic toxicology studies successfully completed
- No abuse potential observed to date in rodent model of drug discrimination from ketamine
- No drug-related SAEs to date, even up to 1.2 grams
- No relevant drug-drug interaction observed in preclinical assessment

PK & PD

- Inverted U-shaped dose response prevents toxicity at higher doses
- Drug is cleared within 24 hours
- No significant accumulation after 7 daily doses
- AUC and C_{max} are directly proportional to unit dose
- No impact on AUC in fed vs. fasted state
- Brain exposure is ample and predictable
- Minimal metabolism, drug excreted renally

16 | February 2022
APTINYX

February 2022 17 NYX - 2925 NMDA positive allosteric modulator to treat chronic pain

Phase 2a studies of NYX-2925 in painful DPN and fibromyalgia have informed Phase 2b studies

Phase 2a – Painful DPN

- Randomized, double-blind, placebo-controlled study of 300 subjects with > 6 months of DPN
- Allowed one background concomitant analgesic
- Studied 3 dose levels of NYX-2925 QD vs. PBO over 4 weeks of treatment
- Primary endpoint: Change in average daily pain on the NRS
- Identified key patient characteristics to inform inclusion/exclusion criteria for future studies

Phase 2a – Fibromyalgia

- Neuroimaging biomarker study in 22 subjects with fibromyalgia
- Studied 2 dose levels of NYX-2925 QD and placebo, each over 2-week periods
- Primary objective: Changes on markers of central pain processing measured by fMRI
- Promising activity shown on measures of neuroimaging and patient-reported measures of pain and functioning

Large Phase 2b studies are underway across painful DPN and fibromyalgia to further characterize therapeutic profile and validate early signals

18 | February 2022

APTINYX

Key learning from exploratory Phase 2a DPN study: Concomitant medications cloud efficacy and are unnecessary for enrollment Efficacy Population Not on Concomitant Analgesic (n=148) Total Efficacy Population (n=300) CHANGE IN AVERAGE DAILY PAIN (PRIMARY EFFICACY ENDPOINT) 25% reduction in pain 0.58 - point separation from placebo 50 mg NYX - 2925: 24% reduction in pain 0.38 - point separation from placebo 50 mg NYX - 2925: February 2022 19

- 1.62 - 1.51 - 1.77 - 1.93 - 2.12 - 1.26 - 1.26 - 1.04 - 0.72 - 0.93 -2.5 -2 -1.5 -1 -0.5 0 ≥ 1 yrs (n=275) ≥ 2 yrs (n=204) ≥ 3 yrs (n=151) ≥ 4 yrs (n=127) ≥ 5 yrs (n=95) Change in NRS (0 - 10) Pain Score from Baseline 50mg Placebo Change in Average Daily Pain (Baseline to Week 4) by DPN Duration n=46 n=54 n=68 n=68 n=31 n=42 n=26 n=33 n=21 n=22 Additional key learning: Evaluate chronic patients in whom centralized pain processing aberrations are predominant *P<0.05 VS. PBO **P<0.01 VS. PBO Advanced DPN: a large and mechanistically relevant population Duration of DPN Diagnosis Change in Avg. Daily Pain Total Efficacy Pop. (N=300) 20 ** * February 2022

35% reduction in pain 1.8 - point separation from placebo Significant effects observed in a large subset of patients in Phase 2 painful DPN study inform Phase 2b design CHANGE IN AVERAGE DAILY PAIN (PRIMARY EFFICACY ENDPOINT) Advanced DPN Pop. Not on Concomitant Analgesic ( n= 64)* *Retrospective analysis of advanced DPN population includes patients who had DPN for ≥ 4 years Advanced DPN Population (n=127)* 50 mg NYX - 2925: 31% reduction in pain 1.2 - point separation from placebo 50 mg NYX - 2925: 21 February 2022

Key learnings from previous Phase 2a study inform ongoing Phase 2b study in painful DPN



12-WEEK TREATMENT
30-DAY SAFETY
PRIMARY ENDPOINT
N=229
1:1
Placebo QD
No treatment
NYX-2925 50 mg QD
No treatment
Δ in average daily pain on the Numerical Rating Scale (NRS)

DESIGN OF PHASE 2b STUDY OF NYX-2925 IN PAINFUL DPN

- 12-week treatment period
- Advanced DPN population (4+ years)
- No concomitant analgesics
- Primary endpoint: Change in average daily pain on the Numerical Rating Scale (NRS)
- Other endpoints: Worst daily pain, daily sleep interference, pain on walking

OTHER NOTABLE INCLUSION CRITERIA

- Pain due to DPN for ≥6 months prior to screening
- Score of ≥4 on the Michigan Neuropathy Screening Instrument
- Hemoglobin A1c (HbA1c) ≤11%

22 | February 2022

APTINYX

In exploratory Phase 2a fibromyalgia study, NYX-2925 affected imaging biomarkers of pain perception and improved patient-reported symptoms

NYX-2925 MODIFIES PAIN-INDUCED BRAIN ACTIVITY IN KEY BRAIN REGIONS



Dorsal Anterior Cingulate Cortex (dACC)



Posterior Insula (pINS)

- NYX-2925 produced statistically significant reductions of glutamate and glutamine in key pain-regulating brain regions vs. PBO
- Also observed reduced functional connectivity with NYX-2925 in certain brain regions vs. PBO
- Greater concentrations of pain-evoked glutamine in posterior insula at baseline was associated with greater reductions in pain sensitivity following treatment

NYX-2925 REDUCED GLX LEVELS, LEADING TO PAIN ALLEVIATION

pINS Glx Levels

(Post-Evoked Pain)


2.1
2.0
1.9
1.8
Mean pIns. Glx/tCr
P<0.05
Placebo
200mg NYX-2925

- Increased Glx levels are associated with higher pain perception

23 | February 2022

APTINYX

0.2 - 3.2 - 5.4 0.4 -8.0 -7.0 -6.0 -5.0 -4.0 -3.0 -2.0 -1.0 0.0 1.0 PBO (Wk 2) 20mg (Wk 4) 200mg (Wk 6) Follow-Up Mean Change from Baseline - 2.9 - 3.8 - 9.6 - 0.4 -14.0 -12.0 -10.0 -8.0 -6.0 -4.0 -2.0 0.0 PBO (Wk 2) 20mg (Wk 4) 200mg (Wk 6) Follow-Up Mean Change from Baseline - 0.3 - 0.4 - 1.0 - 0.8 -1.5 -1.3 -1.1 -0.9 -0.7 -0.5 -0.3 -0.1 PBO (Wk 2) 20mg (Wk 4) 200mg (Wk 6) Follow-Up Mean Change from Baseline - 0.4 - 0.5 - 1.1 - 0.8 -1.5 -1.3 -1.1 -0.9 -0.7 -0.5 -0.3 -0.1 PBO (Wk 2) 20mg (Wk 4) 200mg (Wk 6) Follow-Up Mean Change from Baseline NYX - 2925 demonstrated statistically significant, meaningful improvements in patient - reported measures of fibromyalgia Average Daily Pain Worst Daily Pain PAIN ENDPOINTS KEY QOL/FUNCTION ENDPOINTS Total FIQR Score PROMIS FM Total Fatigue Profile Score 24 Promising activity on patient - reported measures informs ongoing larger Phase 2b study February 2022 ** * = p<0.05 vs. baseline ** * * ** = p<0.01 vs. baseline ** **

Key learnings from previous Phase 2a neuroimaging study inform ongoing Phase 2b study in fibromyalgia



12-WEEK TREATMENT
30-DAY SAFETY
PRIMARY ENDPOINT
N=300
1:1:1
Placebo QD
NYX-2925 50 mg QD
NYX-2925 100 mg QD
No treatment
No treatment
No treatment
Δ in average daily pain on the Numerical Rating Scale (NRS)

DESIGN OF PHASE 2b STUDY OF NYX-2925 IN FIBROMYALGIA

- 12-week treatment period
- No concomitant analgesics
- Primary endpoint: Change in average daily pain on the Numerical Rating Scale (NRS)
- Other endpoints: Worst daily pain, daily sleep interference, FIQR, PROMIS

OTHER NOTABLE INCLUSION CRITERIA

- Meets the 2016 American College of Rheumatology criteria for fibromyalgia
- Fibromyalgia diagnosed >1 year prior to Screening

25 | February 2022

APTINYX

February 2022 26 Clinician’s perspective Treating painful DPN and fibromyalgia Richard Rauck, M.D. B oard - certified physician in pain medicine , Carolinas Pain Institute Medical Director and CEO, Center for Clinical Research

A Clinician’s Perspective: Treating Painful DPN and Fibromyalgia Richard L. Rauck MD President, Carolinas Pain Institute Past President, World Institute of Pain Medical Director and CEO, Center for Clinical Research

Objectives of Talk • Review painful DPN and fibromyalgia • Discuss the currently available treatment options • Describe how current therapies are failing to address the needs of patients • Present the need for an effective, safe, novel, non - opioid pharmacologic treatment in painful DPN and fibromyalgia

Painful DPN and Fibromyalgia Disease Overview • Prevalence: 8.5 million in PDPN ( Frontiers in Neuroscience ) and approximately 8+ million in fibromyalgia (American College of Rheumatology and National Fibromyalgia Association) • Painful DPN starts as a peripheral pain problem that is believed to centralize over time • Pathophysiology and pain mechanism of fibromyalgia is poorly understood, but centralization becomes an early, prominent feature of the disease • Both painful DPN and FM have significant co - morbidities • Changes in mood, anxiety, sleep difficulty, depression, decreased activities of daily living are prevalent and debilitating

ncbi.nlm.nih.gov

Fibromyalgia • American College of Rheumatology: • 11 of 18 tender areas positive • Pain above and below umbilicus • Pathophysiology is poorly understood • No peripheral abnormalities • Significant co - morbid psychological and physiologic disturbances • Fibromyalgia is a centralized pain syndrome

Centralization of Chronic Pain Remember: All pain is perceived in the brain

Patient Profile: Painful Diabetic Neuropathy • 58 year old male, 236 lbs, 5’9”; BMI 35 (morbidly obese) • Type II DM for 12 years: increasing stocking glove paresthesias in feet extending to mid calf with tingling in both hands past 24 months • Pain in the lower extremities often described as anesthesia dolorosa • VAS score: 5 - 7/10 at rest; 6 - 9/10 with any activities • Unable to walk more than 100 feet without severe pain • Unable to wear shoes/socks without pain; significant pain at rest in feet • Tried Lyrica (sedation); gabapentin (suicidal ideations); opioids were ineffective and caused severe constipation and some nausea • Currently, on duloxetine 60 mg/day with modest benefit (<30%) • Spinal cord stimulation trial provided only 20% pain relief

Patient Profile: Painful Diabetic Neuropathy • Patient initially managed by his PCP: PCP trialed pregabalin, gabapentin and duloxetine. PCP continues to manage Hgb AIC • Hgb AIC ranges from 7 - 8.5 • PCP referred to pain clinic when patient wanted to try opioids • I trialed 3 different opioids and re - titrated several of his meds above. • Patient’s pain is not controlled and he continues to seek new, effective therapies/medications

Patient Profile: Fibromyalgia • 38 year old female, BMI 26, married, 2 children • Diffuse widespread pain with 15/18 positive tender areas • VAS: 7 - 8/10 on good days; 9 - 10/10 on bad days. Reports 4 - 5 bad days/week. • On bad days, she is either in bed or on the couch for majority of day • Pain seriously affects ability to care for children and other ADLs • Patient taking duloxetine 60 mg bid, gabapentin 3600 mg/day, zolpidem 10 mg qhs, oxycodone 10 mg 4 - 6x/day

Use of Gabapentin in Chronic Pain Conditions • Many studies in many different pain states • Gabapentin is used clinically in many of the conditions where it has not shown utility in clinical trials (LBP and CRPS) • Effect size is small in many of these trials • Number of participants is limited in many of the trials • Numbers needed to treat (NNT) is around 6 for painful DPN

Oral and Topical Treatment of Painful Diabetic Polyneuropathy: Practice Guideline Update Summary • Gabapentinoids: SMD 1 = 0.44 (95% confidence interval [CI]: 0.25 - 0.63) – small - to - medium effect, are “probably” more likely than placebo to improve pain • Gabapentin: SMD = 0.53 (95% CI: 0.22 - 0.84) – medium effect, is “probably” more likely than placebo to improve pain • Pregabalin: SMD = 0.29 (95% CI: 0.13 - 0.45) – small effect, low confidence, is “possibly” more likely than placebo to improve pain • Serotonin - Norepinephrine Reuptake Inhibitors: SMD = 0.47 (95% CI: 0.34 - 0.60) – small effect, are “probably” more likely than placebo to improve pain • Duloxetine: SMD = 0.50 (95% CI: 0.26 - 0.74) – is “probably” more effective than placebo to improve pain • Tricyclic antidepressants: SMD = 0.95 (95% CI: 0.15 - 1.8) – large effect size, but this is tempered by a low confidence in the estimate 1 SMD: Standardized Mean Difference Price, R, et al., Neurology 2022; 98: 31 - 43 Difference in mean outcome between active & placebo Standard deviation of outcome among participants SMD =

Cochrane Reviews for Pharmacologic Efficacy in Painful DPN and Fibromyalgia • Numbers needed to treat (NNT) for gabapentin in painful DPN was 5.9 in 1277 patients • NNT for moderate relief (30%) was 6.6 in 1439 DPN patients • NNT for antiepileptics in fibromyalgia was between 4 - 10 • 50% pain reduction with NSAIDs in fibromyalgia in 1 - 3 of 10 patients (NNT= 3.3 - 10) • 50% pain reduction in fibromyalgia with placebo was 2/10 • Low level quality of evidence • NNT for milnacipran in fibromyalgia was 10 • No good RCT to evaluate opioids versus placebo in fibromyalgia • Derry, S. et al., Cochrane Database Syst Rev 2017; Issue 3 • Cording M, et al., Cochrane Database Syst Rev 2015; Issue 10 • Gaskell, et al., Cochrane Database Syst Rev 2016; Issue 9 • Wiffen, PJ, et al., Cochrane Database Syst Rev 2017; Issue 9

December 19, 2019

Opioid Prescribing Patterns in US Health Care Cost Institute, 2019

Unmet Need for a New, Novel, Non - opioid Medication for Treatment of Chronic Pain • Opioid epidemic is driving an intense search for better alternatives to treat and manage chronic pain of all types • To date, failure of many novel drugs (e.g. anti - nerve growth factor class) • NIH HEAL (The Helping to End Addiction Long - Term) Initiative is an aggressive trans - agency effort to speed and find scientific solutions for management of pain

The Desired Profile of a Safe and Effective Treatment Option for Chronic Pain in General • Statistically significant separation from placebo in clinical trials – an FDA requirement for approval • Clinically meaningful efficacy (% improvement in pain, response rates, and efficacy trade - off in the context of safety and tolerability) • Real world experience of clinicians versus efficacy in clinical trials • Safety profile: A successful drug is one that does not produce significant side effects or pose serious risk factors when taken as prescribed

Considerations of Clinically Significant Results versus Statistical Significance • In my opinion clinical significance (or meaningfulness) cannot be ascertained from any clinical trial • Too many confounding problems in a clinical trial setting • FDA (analgesic division) has implied that statistical significance equates to a high likelihood of clinical meaningfulness • This may be construed that FDA does not feel it is appropriate or they cannot make this distinction • Clinicians ultimately determine the clinical utility of any drug or biologic through real world experience

Therapeutic Benefit of Novel Molecules for Chronic Pain Are Greatly Enhanced with Central Effect • There are clearly peripheral pain generators but the pathophysiology in the periphery with chronic pain is not often clear • Examples: • Chronic low back pain (EU project on genetics and LBP) • Painful diabetic peripheral neuropathy • Rheumatoid arthritis • Phantom limb pain • Fibromyalgia (widespread pain disorders may be unique)

Peripherally Acting versus Centrally Acting Analgesics for the Management of Chronic Pain • Peripherally acting analgesics: • Acetaminophen • paracetamol • Aspirin • NSAIDs • Steroids • Anti - nerve growth factor monoclonal antibodies • Nav 1.7 and 1.8 inhibitors • Centrally acting analgesics: • Opioids • Gabapentenoids • Antidepressants • SSRI/NRI reuptake inhibitors • Muscle relaxants (?) • Ketamine

Disruption to Normal Excitatory and Inhibitory Function within the Medial Prefrontal Cortex in People with Chronic Pain • Comparison of medial prefrontal neurochemistry in 24 persons with chronic pain to 24 age and sex - matched controls without pain • GABA and glutamate levels measured week before, during scans and total duration of chronic pain • Findings: In chronic pain patients a significant decrease in medial prefrontal GABA and glutamate. • Conclusions: disruption to normal excitatory and inhibitory medial prefrontal cortex is key to development and maintenance of chronic pain Kang, D. et al., Eur J Pain 2021; 25: 2242 - 2256

Conclusions • Painful DPN and fibromyalgia continue to grow in prevalence and remain large unmet needs in the chronic pain community • Opioids are ineffective and often harmful and will continue to decline in use • Pharmacotherapy effectiveness is limited and often with significant side effects • There are few if any appropriate interventional therapies for either disease • DPN and fibromyalgia are distinct diseases that share some meaningful characteristics • Both are chronic and refractory in a large majority of patients • Fibromyalgia is a centralized pain condition while painful DPN centralizes over time

February 2022 51 NYX - 783 NMDA positive allosteric modulator to treat PTSD

Targeting NMDA receptor hypofunction in key brain regions supports therapeutic development in PTSD

HYPOACTIVE REGIONS REGULATE FEAR EXTINCTION LEARNING AND COGNITIVE CONTROL OF EMOTION


PFC
ACC
Insula
AG
HF
PAG
LC
Hypoactive regions
Hyperactive regions

GLUTAMATERGIC DYSREGULATION AND PFC HYPOFUNCTION

- Activation of prelimbic and infralimbic regions of the mPFC are associated with extinction learning in animal models
- PTSD patients show reduced activity of the mPFC involving glutamatergic dysregulation
- Long-term extinction of PTSD symptoms requires cognitive reappraisal and reprocessing of traumatic memories

52 | February 2022 Kim et al. 2010; Morgan et al 1993; Morgan and LeDoux 1995; Quirk et al. 2000; Shin et al. 1999; Milad et al., 2009

APTINYX

- 35% - 29% - 43% Stage 1 - Week 4 p=0.105 vs placebo MMRM LSM % Change from Baseline WEEK 4 CAPS - 5 (Clinician Administered PTSD Scale – DSM 5 th Edition) | All statistical analyses represent 1 - sided analysis 53 CAPS - 5 TOTAL SCORE – “Clinically Reliable Change” CAPS - 5 TOTAL SCORE WEEK 4 In exploratory Phase 2a study, NYX - 783 exhibited clinically meaningful improvement of PTSD symptoms after 4 weeks of treatment p=0.03 vs placebo ANCOVA LSM % Change from Baseline WEEK 4 CAPS - 5 TOTAL SCORE ( Corrected time since trauma imbalance) 43% 45% 74% Placebo (n=86) 10mg NYX-783 (n=20) 50mg NYX-783 (n=19) p=0.01 vs. placebo Proportion of Patients Achieving a ≥ 13 - Point Improvement on CAPS - 5 Total from Baseline - 34% - 31% - 47% February 2022

D esign of Phase 2b PTSD program incorporates key learnings from Phase 2 exploratory study 10 - WEEK TREATMENT PERIOD ~300 patients – civilian and military PTSD 10 weeks of daily treatment Randomized, parallel, double - blind design No concomitant PTSD pharmacotherapies (SSRIs) Primary endpoint: Change from baseline in CAPS - 5 Total score KEY STUDY ELEMENTS – BOTH STUDIES Placebo QD NYX - 783 50 mg QD N ≈300 Study 1 commenced in 4Q 2021 10 - WEEK TREATMENT PERIOD Placebo QD NYX - 783 150 mg QD N ≈300 Study 2 expected to commence in 1Q 2022 Study 1 – 50mg vs. Placebo Study 2 – 150mg vs. Placebo 54 February 2022

February 2022 55 NYX - 458 NMDA positive allosteric modulator to treat c ognitive impairment associated with Parkinson’s Disease and D ementia with Lewy Bodies

Targeting NMDA receptor hypofunction supports therapeutic development in cognitive impairment in PD and Dementia with Lewy Bodies

HYPOACTIVE REGIONS IN PARKINSON'S DISEASE REGULATE EXECUTIVE FUNCTION, WORKING MEMORY, AND ATTENTION


motor cortices
PFC
ACC
Basal Ganglia
Thal
STN
AG
HF
Hypoactive regions
Hyperactive regions

GLUTAMATERGIC DYSREGULATION IN PARKINSON'S DISEASE

- Glutamatergic hypofunction plays a key role in the development of PD-CI, especially in the prefrontal cortex and hippocampus.
- Dopaminergic cell loss and the dysregulation of dopamine transmission affects glutamatergic signaling in the brain.
- Modulating glutamatergic activity within these circuits with an NMDAR PAM may act to treat cognitive decline in PD

56 | February 2022 Barth et al., 2020

APTINYX

Alpha - synuclein increase in Parkinson’s disease and dementia with Lewy bodies results in decreased NMDA receptor activity CLEAR MECHANISTIC RATIONALE Parkinson’s disease and dementia with Lewy bodies share a common disease pathology α - synuclein build - up has been implicated as a causal factor for cognitive impairment I ncreases in α - synuclein levels result in decreased NMDA receptor expression and activity NMDA receptor activation may play a role in normalizing brain function in patients affected by α - synuclein disorders PARKINSON’S DISEASE & PROGRESSION OF LEWY BODY DEMENTIA 57 February 2022 Parkinson’s Disease Dementia (PDD) Dementia with Lewy Bodies (DLB) Parkinson’s Disease Mild Cognitive Impairment (PD - MCI) Timing of cognitive symptom onset (relative to motor symptoms) Impact on functional independence Attention Speed of processing Problem solving Executive function Memory deficits Visuospatial activities

NYX-458 reverses cognitive impairment in preclinical models, including translatable non-human primate model of Parkinson's disease



VARIABLE DELAYED RESPONSE (VDR) – 10-SECOND DELAY LENGTH
Normal cognitive performance
Stable MPTP-induced cognitive deficits
Reversal of cognitive deficits following single dose of NYX-458
Percent Correct Responses
100
90
80
70
60
50
95.9%
56.1%
81.4%
82.6%
84.0%
Healthy primates (original baseline)
3 months following MPTP dosing
1
6
21
Days following single dose of NYX-458 (0.03mg/kg)
Random chance probability

STUDY HIGHLIGHTS

- Improvements observed with NYX-458 across attention, working memory, and executive function
- After re-induced impairment, replication of NYX-458 effects observed across multiple dose levels and with repeat dosing
- NYX-458 effects lasted ~3 months after final dose
- NYX-458 did not worsen motor symptoms or interfere with levodopa

58 | February 2022

APTINYX

Exploratory Phase 2 study of NYX-458 in cognitive impairment associated with Parkinson's disease and dementia with Lewy bodies

KEY STUDY ELEMENTS

- Randomized, 12-week, double-blind, parallel-design study evaluating NYX-458 against placebo
- Primary objective is to evaluate the safety, tolerability, and cognitive benefits of NYX-458
- Cognitive benefits assessed with battery of neurocognitive tests:

Groton Maze Learning	Executive function
Identification	Attention/working memory
One Back	Executive function
Two Back	Attention/working memory
International Shopping List	Memory
Continuous Paired Associate Learning	Memory

STUDY ELIGIBILITY EVALUATION

SCREENING & BASELINE *(UP TO 4 WEEKS)*

- 50-85 years of age
- PD-MCI, PDD, DLB, MCI-LB
- CGI-S at least 3 (mildly impaired)
- Subjective cognitive complaints
- MOCA 15-25

PLACEBO-CONTROLLED, DOUBLE-BLIND, RANDOMIZED TREATMENT

12-WEEK TREATMENT PERIOD

N=100

- Placebo QD
- NYX-458 30 mg QD

Data from exploratory Phase 2 study expected 4Q 2022 / 1Q 2023

59 | February 2022

APTINYX

February 2022 60 Closing thoughts

NYX - 2925 represents a novel mechanistic approach to address the major unmet needs in treating chronic pain Potential for abuse liability with current therapies (opioids, gabapentinoids) High rate of treatment discontinuations stemming from harmful side effects Ineffective treatments for chronic pain patients, an underserved population in chronic pain Zero signs of abuse liability observed in multiple animal and human studies to date Zero SAEs and an overall AE profile comparable to placebo observed in 350+ humans with NYX - 2925 Ph. 2a data shows clinically meaningful treatment effect in advanced DPN patients (with established centralized, chronic pain) MAJOR UNMET NEEDS IN CHRONIC PAIN NYX - 2925: DIFFERENTIATED THERAPEUTIC PROFILE 61 February 2022

62 February 2022 Strong balance sheet funds Phase 2 data catalysts across all pipeline programs and operations into 2023 Cash and equivalents (unaudited) (December 31, 2021) $106M Remaining capital credit facility (K 2 HealthVentures) $ 35 M

February 2022 63 Q&A session